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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest
event reported)                           February 27, 2002 (February 22, 2002)
                                          ------------------------------------

                               Register.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-29739                  11-3239091
----------------------------     --------------------     ---------------------
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

     575 8th Avenue, 11th Floor, New York, New York                10018
---------------------------------------------------------    -------------------
        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code        (212) 798-9100
                                                      --------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5:  Other Events.

         On February 22, 2002, Register.com, Inc. ("Register.com") announced that the recommended cash offer by a wholly-owned Register.com subsidiary for the outstanding shares of Virtual Internet plc was declared unconditional.

         A press release dated February 22, 2002 making this announcement is incorporated by reference herein and is filed as Exhibit 99.1 to this report.


Item 7:  Financial Statements and Exhibits

         (c)      Exhibits

         99.1     Press Release dated February 22, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REGISTER.COM, INC.
                              ---------------------------------------------
                                               (Registrant)
   February 27, 2002                         /s/ Jack S. Levy
-----------------------       ---------------------------------------------
         Date                  Jack S. Levy, General Counsel and Secretary



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                                  EXHIBIT INDEX

 Exhibit Number                                                Description

      99.1        Press Release dated February 22, 2002